UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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ORION ENGINEERED CARBONS S.A.

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May 30, 2023

Re: Orion Engineered Carbons S.A. Proxy Statement for the Annual General Meeting of Shareholders (the “Annual Meeting”) and Extraordinary General Meeting of Shareholders (the “Extraordinary Meeting”, and collectively, the “General Meetings”) to be held June 7, 2023 – Revisions to Proposals; Extension of Voting Deadline

To the Shareholders of Orion Engineered Carbons S.A.:

On April 7, 2023, we filed with the Securities and Exchange Commission (the “SEC”) our definitive proxy statement for our upcoming General Meetings, and provided access to our proxy materials, including our definitive proxy statement, the proxy card and our 2022 Annual Report on Form 10-K, over the Internet.

Proposal 11 on the proxy card for the Annual Meeting relates to our proposal to approve the Orion Engineered Carbons S.A. 2023 Omnibus Incentive Compensation Plan (the “Proposed Omnibus Incentive Plan”), and Proposal 12 relates to our proposal to approve the Orion Engineered Carbons S.A. 2023 Non-Employee Director Plan (the “Proposed Non-Employee Director Plan”, and together with the Proposed Omnibus Incentive Plan, the “Proposed Plans”). Except with respect to the number of shares underlying awards issuable pursuant to each plan, the terms of the Proposed Omnibus Incentive Plan and the Proposed Non-Employee Director Plan generally mirror the terms of our existing equity incentive plans for our employees and our non-employee directors, known respectively as the Orion Engineered Carbons S.A. 2014 Omnibus Incentive Compensation Plan and the Orion Engineered Carbons S.A. 2014 Non-Employee Director Equity Plan (collectively, the “Existing Plans”). Each of the Existing Plans is set to expire in accordance with its terms on July 28, 2024, and accordingly, we are seeking shareholder approval of the Proposed Plans so that we will be able to continue to provide equity-based incentive compensation to our employees and our non-employee directors following the expiration of each respective Existing Plan.

After filing our proxy statement for the General Meetings, we engaged with our stockholders and received additional input on the Proposed Plans. After careful consideration of this input, the Board of Directors upon the recommendation of its Compensation Committee determined that it is in the best interests of our stockholders to amend the Proposed Plans to (i) require stockholder approval in order to change or reset the exercise price for any stock option, (ii) reduce the number of shares underlying awards that may be issued under each of the Proposed Plans, and (iii) make certain additional technical revisions to each Proposed Plan. The Proposed Plans and Proposal 11 and Proposal 12, each marked up to reflect these changes, are attached as annexes to these additional proxy materials.

While our Existing Plans permit the Compensation Committee of our Board of Directors to make changes to the exercise price of previously issued stock options, our Board of Directors believes that such changes should only be permitted with stockholder approval, as a matter of good governance, to align with market practice, and to ensure that these equity awards are subject to sufficient downside risk to appropriately motivate our management and non-employee directors. In this context it should be noted that our Board of Directors has not previously issued any stock options to employees or management, and is currently not planning to do so. Our Board of Directors also believes that it is advisable to reduce the number of shares underlying awards that may be made under each of the Proposed Plans, from 4,000,000 to 2,000,000 for the Proposed Omnibus Incentive Plan and from 1,000,000 to 500,000 for the Proposed Non-Employee Director Plan, in order to more appropriately calibrate the size and cost of each Proposed Plan with the number of awards that we expect to issue to our employees and our non-employee directors, respectively, during the ten-year term of each Proposed Plan. Finally, our Board of Directors believes that it is advisable to make certain limited technical amendments to each Proposed Plan.

Other than as described in these additional proxy materials (including the annexes hereto), we are not proposing any other changes to the Proposed Plans or to Proposal 11 or Proposal 12, or to any of the other proposals contemplated by our definitive proxy statement and the proxy card for the General Meetings as previously filed with the SEC and distributed to our stockholders.

In order to permit our stockholders sufficient time to evaluate the amendments to Proposal 11 and Proposal 12 and vote on the amended proposals, our Board of Directors has determined that it is advisable to extend the voting deadline for the General Meetings. All of our common shares represented by proxy for the General Meetings duly executed and received by voting via telephone, internet or hard copy until June 6, 2023, 5:59 P.M. EDT (June 6, 2023, 11:59 P.M. CEST) will be voted at the General Meetings in accordance with the terms of the respective proxy.

If you have not yet voted, please do so as soon as possible by following the instructions set forth in the definitive proxy statement. If you have already returned your proxy card or already voted over the internet or by telephone and wish to change your vote in view of the supplemental information contained herein, you may do so by following the instructions below. If you have already returned your proxy card or voted over the internet or by telephone, you do not need to vote again unless you wish to change your vote. Votes previously cast to approve Proposal 11 or Proposal 12 will be tabulated as votes to approve Proposal 11 or Proposal 12, respectively, as amended by the amendments described herein. You may vote on all the proposals by submitting a proxy card or submitting a proxy via the internet or by telephone by following the procedures previously sent to you. Votes already cast by shareholders will remain valid and will be voted at the General Meetings unless changed or revoked.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF PROPOSALS 11 AND 12.

Your vote is important. Please carefully consider the information included in our definitive proxy statement, as well as matters discussed in these additional proxy materials, and vote in favor of the proposals included in the definitive proxy statement, including Proposals 11 and 12 relating to the Plans (reflecting the amendments discussed in these additional proxy materials).

Our definitive proxy statement, including these additional proxy materials, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as well as other proxy materials are available free of charge at www.proxyvote.com or www.orioncarbons.com.

By Order of the Board of Directors,

/s/ Dr. Christian Eggert

Dr. Christian Eggert

Secretary of the Company

Luxembourg/Senningerberg, May 30, 2023

APPENDIX A

PROPOSAL 11

Approval of 2023 employee incentive compensation plan to replace expiring 2014 omnibus employee incentive compensation plan

We are asking our shareholders to approve the Orion Engineered Carbons S.A. 2023 Omnibus Incentive Compensation Plan (the “2023 Omnibus Equity Plan”), which was approved by the Board on ~~March 9~~May 30, 2023, subject to shareholder approval at the Annual General Meeting. If the Company’s shareholders approve the 2023 Omnibus Equity Plan at the Annual General Meeting, the 2023 Omnibus Equity Plan will become effective on June 7, 2023 (referred to in ~~this~~these additional proxy ~~statement~~materials as the “Plan Effective Date”). The full text of the 2023 Omnibus Equity Plan is attached to ~~this~~these additional proxy ~~statement~~materials as Appendix ~~A~~D.

The terms of the 2023 Omnibus Equity Plan generally mirror the terms of the Orion Engineered Carbons S.A. 2014 Omnibus Incentive Compensation Plan (the “2014 Omnibus Incentive Compensation Plan”). The 2023 Omnibus Equity Plan shall expire on ~~June 7~~May 29, 2033, the ~~date that is~~day before the tenth anniversary of the date on which the Board approved the 2023 Omnibus Equity Plan ~~Effective Date~~ (referred to ~~in this proxy statement~~herein as the “Plan Expiration Date”). No awards may be granted under the 2023 Omnibus Equity Plan after the Plan Expiration Date. However, awards outstanding under the 2023 Omnibus Equity Plan as of the Plan Expiration Date will continue to be governed by the 2023 Omnibus Equity Plan and the agreements under which such awards were granted.

The 2014 Omnibus Incentive Compensation Plan was set to expire by its terms on July 28, 2024. We are asking our shareholders to approve the 2023 Omnibus Equity Plan so that the Company will be able to continue to provide equity-based incentive compensation to our employees and other service providers. If the shareholders do not approve this proposal, the 2023 Omnibus Equity Plan will not become effective and we will not be able to grant equity-based incentive compensation to our employees and other service providers after our 2014 Omnibus Incentive Compensation Plan expires.

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees and directors. Approval of the 2023 Omnibus Equity Plan will allow us, in the short term, to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees, consultants and directors, retain our existing employees and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. However, should the 2023 Omnibus Equity Plan not be approved, in order to remain competitive in hiring and retaining high quality employees, it may become necessary to replace equity awards with cash components of compensation. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and shareholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and increase the negative cash flow from our operations, which could adversely affect our business results and could adversely affect our business strategy.

As of ~~April 6~~May 26, 2023, the Company had approx. 523,647 Common Shares remaining available for issuance with respect to future grants under the 2014 Omnibus Incentive Compensation Plan from the share limit of 2,145,000 Common Shares to be granted under such plan. As of such date, there were no unvested restricted shares, ~~258,102~~244,967 unvested restricted stock units, 623,507~~,~~ unvested performance-based restricted stock units and no stock options or SARs outstanding under the 2014 Omnibus Incentive Compensation Plan. As of ~~April  6~~May 26, 2023, the closing price of our Common Shares was $~~24.90~~24.72 per share.

Summary of Sound Governance Features of the 2023 Omnibus Equity Plan

The Board and the Compensation Committee believe the 2023 Omnibus Equity Plan contains several features that are consistent with the interests of our shareholders and sound corporate governance practices, including the following:

No “evergreen” provision. The number of Common Shares available for issuance under the 2023 Omnibus Equity Plan is fixed and will not adjust based upon the number of Common Shares outstanding.

Stock option exercise prices and SAR grant prices may not be lower than the fair market value on the date of grant. The 2023 Omnibus Equity Plan prohibits granting stock options and SARs with exercise prices or grant prices, as applicable, lower than the fair market value of a share of Common Shares on the date of grant, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

“Clawback” provisions. Awards under the 2023 Omnibus Equity Plan are subject to the clawback or recapture policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to a requirement that the awards be repaid by the participant to the Company after they have been distributed to the participant.

No repricing or exchange without stockholder approval. The 2023 Omnibus Equity Plan prohibits the repricing of outstanding stock options or SARs (or the cancelling of stock options or SARs in exchange for other awards or cash that would cause the stock options or SARs to not qualify for equity accounting treatment) without stockholder approval, except in connection with certain corporate transactions involving the Company.

No cash buyouts. The 2023 Omnibus Equity Plan does not provide for specific ability for the Company to buyout outstanding awards outside of corporate transactions involving the Company.

Summary of the 2023 Omnibus Equity Plan Features

The following is a summary of the material terms and conditions of the 2023 Omnibus Equity Plan assuming that such plan is approved by our shareholders at the Annual General Meeting. This summary is qualified in its entirety by reference to the 2023 Omnibus Equity Plan, attached as Appendix ~~A to this~~D to these additional proxy ~~statement~~materials. You are encouraged to read the 2023 Omnibus Equity Plan in its entirety.

Administration. The Compensation Committee administers the 2023 Omnibus Equity Plan. The Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2023 Omnibus Equity Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2023 Omnibus Equity Plan. The Compensation Committee has full discretion to administer and interpret the 2023 Omnibus Equity Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility. Any current or prospective employees, consultants or, solely with respect to their final year of service, former employees of the Company or its affiliates who are selected by the Compensation Committee will be eligible for awards under the 2023 Omnibus Equity Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2023 Omnibus Equity Plan. As of ~~April 6~~May 26, 2023, we had approximately 85 employees eligible to participate in the 2023 Omnibus Equity Plan. Additional ad-hoc participations determined by the Compensation Committee covered approx. further 35 employees.

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Number of Shares Authorized. The 2023 Omnibus Equity Plan provides for an aggregate of ~~4,000,000~~2,000,000 Common Shares. The following sub-limits also apply under the 2023 Omnibus Equity Plan: (i) no more than ~~4,000,000~~2,000,000 Common Shares may be issued with respect to incentive stock options under the 2023 Omnibus Equity Plan; (ii) the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year will not exceed $100,000 (iii) Common Shares subject to awards will be generally unavailable for future grant; and (iv) if any award granted under the 2023 Omnibus Equity Plan is forfeited, expires or is settled for cash, then the shares covered by such forfeited, expired or settled award will again become available to be delivered pursuant to awards granted under the 2023 Omnibus Equity Plan. In addition, In the event that tax withholding obligations from an award granted under the 2023 Omnibus Equity Plan (other than a stock option or stock appreciation right) are satisfied by the withholding or tendering of common shares, the shares so withheld or tendered will be added back to the shares available for issuance. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2023 Omnibus Equity Plan, the number of shares covered by awards then outstanding under the 2023 Omnibus Equity Plan, the limitations on awards under the 2023 Omnibus Equity Plan, the exercise price of outstanding options (subject to approval by the Company’s shareholders) and such other equitable substitution or adjustments as it may determine appropriate.

Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable.

Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, SARs, restricted share awards, restricted stock units, dividend equivalent rights, other equity-based, equity-related or cash-based awards or any combination of the foregoing. Awards may be granted under the 2023 Omnibus Equity Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (which are referred to herein as Substitute Awards).

Stock Options. The Compensation Committee will be authorized to grant options to purchase our Common Shares that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2023 Omnibus Equity Plan will be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the 2023 Omnibus Equity Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2023 Omnibus Equity Plan, the exercise price of the options may not be less than the fair market value of our Common Shares at the time of grant (except with respect to substitute awards or, in the case of a qualified option granted to a 10% stockholder, 110% of fair market value at the time of grant). Options granted under the 2023 Omnibus Equity Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement.

The maximum term of an option granted under the 2023 Omnibus Equity Plan is ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made, by check, by any other form of consideration approved by the Company and/or our Common Shares valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other cashless exercise as the Compensation Committee may make arrangements for. ~~The Compensation Committee may, in its sole discretion, at any time buy out for a payment in cash, or the delivery of our Common Shares, or other property, an option previously granted to a participant.~~

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Stock Appreciation Rights. The Compensation Committee will be authorized to award SARs under the 2023 Omnibus Equity Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. Except as otherwise provided by the Compensation Committee (in the case of substitute awards or SARs granted in tandem with previously granted options), the strike price per share of our Common Shares for each SAR may not be less than 100% of the fair market value of such share, determined as of the date of grant. A SAR granted under the 2023 Omnibus Equity Plan has a maximum term of ten years from the date of grant.

Restricted Shares and Restricted Stock Unit Awards. The Compensation Committee will be authorized to grant restricted shares under the 2023 Omnibus Equity Plan. Awards of restricted shares will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Common Shares that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Unless the Compensation Committee provides otherwise in an award agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be paid to the individual granted the award.

The Compensation Committee will be authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. At the election of the Compensation Committee, the participant will receive a number of Common Shares equal to the number of units earned, and not previously forfeited or terminated, or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. The Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the restricted shares and restricted stock units which acceleration shall not affect any other terms and conditions of such awards.

Dividend Equivalent Rights. The Compensation Committee will be authorized to grant, with respect to any award, a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares covered by such award if such shares had been delivered pursuant to such award. In the event such a provision is included in an award agreement, the Compensation Committee will determine whether such payments will be made in cash, in shares or in another form, whether they will be conditioned upon the exercise of the award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Compensation Committee deems appropriate.

Other Stock-Based or Cash-Based Awards. The Compensation Committee will be authorized to grant awards of unrestricted Common Shares, rights to receive grants of awards at a future date, or other awards denominated in our Common Shares or cash under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Effect of a Change in Control. Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and the Company, in the event of a change of control, a grantee’s award shall be treated, in accordance with one or more of the following methods as determined by the Compensation Committee in its sole discretion: (i) settle awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a change in control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance; or (v) provide that for a period of at least 20 days prior to the change in control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control and if the change in control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate and be of no further force and effect as of the consummation of the change in control. For the

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avoidance of doubt, in the event of a change in control where all stock options and stock appreciation rights are settled for an amount of cash or securities, the Compensation Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions may be taken in the event of a merger or other corporate reorganization that does not constitute a change in control.

Nontransferability. Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. Unless otherwise provided in an award agreement, no award may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Amendment. The 2023 Omnibus Equity Plan has a term of ten years. The expiration date of the plan shall be ~~July 7~~May 29, 2033 (the day prior to the tenth anniversary of the date on which the Board approved the 2023 Omnibus Equity Plan ~~Effective Date~~). The Board may amend, suspend or terminate the 2023 Omnibus Equity Plan at any time; however, stockholder approval to amend the 2023 Omnibus Equity Plan may be necessary if the law or NYSE rules so require. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2023 Omnibus Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. The Code requires that, for treatment of an option as an incentive stock option, our Common Shares acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an

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option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Shares. A participant will not be subject to tax upon the grant of an award of restricted shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted shares becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award.

The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). The Tax Cuts and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Code Section 162(m) for tax years commencing after December 31, 2017. Code Section 162(m) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to “covered employees” (as determined under Code Section 162(m)).

New Plan Benefits

Awards under the 2023 Omnibus Equity Plan will be granted in the discretion of the Compensation Committee. As such, it is not possible at this time to determine the type, number, recipients or other terms of awards to be granted in the future.

We are asking our shareholders to approve the following resolution:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. hereby approve the 2023 employee incentive compensation plan (the “2023 Omnibus Equity Plan) to replace the expiring 2014 omnibus employee incentive compensation plan.

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Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2023 OMNIBUS EQUITY PLAN.

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APPENDIX B

PROPOSAL 12

Approval of 2023 non-employee director equity plan to replace expiring 2014 non-employee director equity plan

We are asking our shareholders to approve the Orion Engineered Carbons S.A. 2023 Non-Employee Director Plan (the “2023 Director Equity Plan”), which was approved by the Board on ~~March 9~~May 30, 2023, subject to shareholder approval at the Annual General Meeting. If the Company’s shareholders approve the 2023 Director Equity Plan at the Annual General Meeting, the 2023 Director Equity Plan will become effective on June 7, 2023 (referred to in ~~this~~these additional proxy ~~statement~~materials as the “Plan Effective Date”). The full text of the 2023 Director Equity Plan is attached to ~~this~~these additional proxy ~~statement~~materials as Appendix ~~B~~C.

The terms of the 2023 Director Equity Plan generally mirror the terms of the Orion Engineered Carbons S.A. 2014 Non-Employee Director Equity Plan (the “2014 Director Plan”). The 2023 Director Equity Plan shall expire on ~~June 7~~May 29, 2033, the ~~date that is~~day before the tenth anniversary of the date on which the Board approved the 2023 Director Plan ~~Effective Date~~ (referred to ~~in this proxy statement~~herein as the “Plan Expiration Date”). No awards may be granted under the 2023 Director Equity Plan after the Plan Expiration Date. However, awards outstanding under the 2023 Director Equity Plan as of the Plan Expiration Date will continue to be governed by the 2023 Director Equity Plan and the agreements under which such awards were granted.

The 2014 Director Plan was set to expire by its terms on July 28 2024. We are asking our shareholders to approve the 2023 Director Equity Plan so that the Company will be able to continue to provide equity-based incentive compensation to our non-employee directors. If the shareholders do not approve this proposal, the 2023 Director Equity Plan will not become effective and we will not be able to grant equity-based incentive compensation to our non-employee directors after our 2014 Director Plan expires.

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our non-employee directors. Approval of the 2023 Director Equity Plan will allow us, in the short term, to continue to grant equity awards at levels we determine to be appropriate in order to attract new non-employee directors and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. However, should the 2023 Director Equity Plan not be approved, in order to remain competitive in hiring and retaining high quality non-employee directors, it may become necessary to replace equity awards with cash components of compensation. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our non-employee directors long-term and aligning their interests with shareholders. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and increase the negative cash flow from our operations, which could adversely affect our business results and could adversely affect our business strategy.

As of ~~April 6~~May 26, 2023, the Company had approx. 16,000 Common Shares remaining available for issuance with respect to future grants under the 2014 Director Plan from the original share limit of 240,000 Common Shares to be granted under such plan. As of such date, there were 57,951 unvested restricted shares issued, no unvested performance-based restricted stock units, and no stock options or SARs outstanding under the 2014 Director Plan. As of ~~April 6~~May 26, 2023, the closing price of our Common Shares was $~~24.90~~24.72 per share.

Summary of Sound Governance Features of the 2023 Director Equity Plan

The Board and the Compensation Committee believe the 2023 Director Equity Plan contains several features that are consistent with the interests of our shareholders and sound corporate governance practices, including the following:

No “evergreen” provision. The number of Common Shares available for issuance under the 2023 Director Equity Plan is fixed and will not adjust based upon the number of Common Shares outstanding.

Stock option exercise prices and SAR grant prices may not be lower than the fair market value on the date of grant. The 2023 Director Equity Plan prohibits granting stock options and SARs with exercise prices or grant prices, as applicable, lower than the fair market value of a share of Common Shares on the date of grant, except in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

“Clawback” provisions. Awards under the 2023 Director Equity Plan are subject to the clawback or recapture policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to a requirement that the awards be repaid by the participant to the Company after they have been distributed to the participant.

No repricing or exchange without stockholder approval. The 2023 Director Equity Plan prohibits the repricing of outstanding stock options or SARs (or the cancelling of stock options or SARs in exchange for other awards or cash that would cause the stock options or SARs to not qualify for equity accounting treatment) without stockholder approval, except in connection with certain corporate transactions involving the Company.

No cash buyouts. The 2023 Omnibus Equity Plan does not provide for specific ability for the Company to buyout outstanding awards outside of corporate transactions involving the Company.

Summary of the 2023 Director Equity Plan Features

The following is a summary of the material terms and conditions of the 2023 Director Equity Plan assuming that such plan is approved by our shareholders at the Annual General Meeting. This summary is qualified in its entirety by reference to the 2023 Director Equity Plan, attached as Appendix ~~B to this~~C to these additional proxy ~~statement~~materials. You are encouraged to read the 2023 Director Equity Plan in its entirety.

Administration. The Compensation Committee administers the 2023 Director Equity Plan. The Compensation Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2023 Director Equity Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2023 Director Equity Plan. The Compensation Committee has full discretion to administer and interpret the 2023 Director Equity Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility. Any non-employee directors of the Board of Directors of the Company who are selected by the Compensation Committee will be eligible for awards under the 2023 Director Equity Plan. The Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2023 Director Equity Plan. As of ~~April 6~~May 26, 2023, we had 9 non-employee directors eligible to participate in the 2023 Director Equity Plan.

Number of Shares Authorized. The 2023 Director Equity Plan provides for an aggregate of ~~1,000,000~~500,000 Common Shares. The following sub-limits also apply under the 2023 Director Equity Plan: (i) award grants will be limited by the aggregate amount of non-employee director compensation approved by the general meeting of the shareholders on an annual basis in accordance with Luxembourg law (ii) our Common Shares subject to awards will be generally unavailable for future grant; and (iii) if any award granted under the 2023 Director Equity Plan is forfeited, expires or is settled for cash, then the shares

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covered by such forfeited, expired or settled award will again become available to be delivered pursuant to awards granted under the 2023 Director Equity Plan. In addition, in the event that tax withholding obligations from an award granted under the 2023 Director Equity Plan (other than a stock option or stock appreciation right) are satisfied by the withholding or tendering of common shares, the shares so withheld or tendered will be added back to the shares available for issuance. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2023 Director Equity Plan, the number of shares covered by awards then outstanding under the 2023 Director Equity Plan, the limitations on awards under the 2023 Director Equity Plan, the exercise price of outstanding options (subject to approval by the Company’s shareholders) and such other equitable substitution or adjustments as it may determine appropriate.

Change in Capitalization. If there is a change in the Company’s corporate capitalization in the event of a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable.

Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, SARs, restricted shares, restricted stock units, dividend equivalent rights, other equity-based, equity-related or cash-based awards or any combination of the foregoing. Awards may be granted under the 2023 Director Equity Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (which are referred to herein as Substitute Awards).

Stock Options. The Compensation Committee will be authorized to grant options to purchase our Common Shares that are “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2023 Director Equity Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the 2023 Director Equity Plan, the exercise price of the options may not be less than the fair market value of our Common Shares at the time of grant. Options granted under the 2023 Director Equity Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement.

The maximum term of an option granted under the 2023 Director Equity Plan is ten years from the date of grant. Payment in respect of the exercise of an option may be made, by check, by any other form of consideration approved by the Company and/or our Common Shares valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other cashless exercise as the Compensation Committee may make arrangements for. ~~The Compensation Committee may, in its sole discretion, at any time buy out for a payment in cash, or the delivery of our Common Shares, or other property, an option previously granted to a participant.~~

Stock Appreciation Rights. The Compensation Committee will be authorized to award SARs under the 2023 Director Equity Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. Except as otherwise provided by the Compensation Committee (in the case of substitute awards or SARs granted in tandem with previously granted options), the strike price per share of our Common Shares for each SAR may not be less than 100% of the fair market value of such share, determined as of the date of grant. A SAR granted under the 2023 Director Equity Plan has a maximum term of ten years from the date of grant.

Restricted Shares and Restricted Stock Unit Awards. The Compensation Committee will be authorized to grant restricted shares under the 2023 Director Equity Plan. Awards of restricted shares will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is Common Shares that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period. Unless the Compensation Committee provides otherwise in an award agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be paid to the individual granted the award.

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The Compensation Committee will be authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. At the election of the Compensation Committee, the participant will receive a number of Common Shares equal to the number of units earned, and not previously forfeited or terminated, or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee. The Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the restricted shares and restricted stock units which acceleration shall not affect any other terms and conditions of such awards.

Dividend Equivalent Rights. The Compensation Committee will be authorized to grant, with respect to any award, a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares covered by such award if such shares had been delivered pursuant to such award. In the event such a provision is included in an award agreement, the Compensation Committee will determine whether such payments will be made in cash, in shares or in another form, whether they will be conditioned upon the exercise of the award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Compensation Committee deems appropriate.

Other Stock-Based or Cash-Based Awards. The Compensation Committee will be authorized to grant awards of unrestricted Common Shares, rights to receive grants of awards at a future date, retainers and meeting-based fees or other awards denominated in our Common Shares or cash under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.

Effect of a Change in Control. Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and the Company, in the event of a change of control, a grantee’s award shall be treated, in accordance with one or more of the following methods as determined by the Compensation Committee in its sole discretion: (i) settle awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a change in control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance; or (v) provide that for a period of at least 20 days prior to the change in control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control and if the change in control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate and be of no further force and effect as of the consummation of the change in control. For the avoidance of doubt, in the event of a change in control where all stock options and stock appreciation rights are settled for an amount of cash or securities, the Compensation Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions may be taken in the event of a merger or other corporate reorganization that does not constitute a change in control.

Nontransferability. Each award may be exercised during the participant’s lifetime by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. Unless otherwise provided in an award agreement, no award may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Amendment. The 2023 Director Equity Plan has a term of ten years. The expiration date of the plan shall be ~~July 7~~May 29, 2033 (the day prior to the tenth anniversary of the date on which the Board approved the 2023 Director Equity Plan ~~Effective Date~~). The Board may amend, suspend or terminate the 2023 Director Equity Plan at any time; however, stockholder approval to amend the 2023 Director Equity Plan may be necessary if the law or NYSE rules so require. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

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The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2023 Director Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Stock Options. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Shares. A participant will not be subject to tax upon the grant of an award of restricted shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted shares becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award.

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The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m). The Tax Cuts and Jobs Act of 2017 (“Tax Act”) generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Code Section 162(m) for tax years commencing after December 31, 2017. Code Section 162(m) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to “covered employees” (as determined under Code Section 162(m)).

New Plan Benefits

Awards under the 2023 Director Equity Plan will be granted in the discretion of the Compensation Committee. As such, it is not possible at this time to determine the type, number, recipients or other terms of awards to be granted in the future.

Non-Employee Directors. The 2023 Director Equity Plan authorizes the grant of equity-based awards to non-employee directors pursuant to our director compensation program as in effect from time to time, as described under the heading “Compensation of Directors.” The table below sets forth the aggregate grant date fair value of annual equity-based awards that all non-employee directors as a group are expected to receive in fiscal 2023 pursuant to the 2023 Director Equity Plan, if the Company’s shareholders approve the 2023 Director Equity Plan at the Annual General Meeting of the shareholders.

Name and Position	Dollar Value	Number of Shares
All current non-executive officer directors as a group	$900,000	(1)

(1)	The number of restricted shares to be granted to non-employee directors will be equal to $100,000 per director divided by the closing price of the Common Share on the date of grant.

We are asking our shareholders to approve the following resolution:

RESOLVED, that the shareholders of Orion Engineered Carbons S.A. hereby approve the 2023 non-employee director equity plan (the “2023 Director Equity Plan”) to replace the expiring 2014 non-employee director equity plan.

Required Vote

Resolutions at the Annual General Meeting of Shareholders are adopted by a simple majority of the votes validly cast, regardless of the proportion of the issued share capital of the Company present or represented at such meeting. Abstentions and nil votes will not be taken into account.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 2023 DIRECTOR EQUITY PLAN.

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APPENDIX C

ORION ENGINEERED CARBONS S.A.

2023 OMNIBUS INCENTIVE COMPENSATION PLAN

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ORION ENGINEERED CARBONS S.A.

2023 OMNIBUS INCENTIVE COMPENSATION PLAN

ARTICLE I

GENERAL

1.1	Purpose

The purpose of the Orion Engineered Carbons S.A. 2023 Omnibus Incentive Compensation Plan (as amended from time to time, the “Plan”) is to (1) attract, retain and motivate officers and key employees and consultants of the Company (other than non-employee directors of Orion), compensate them for their contributions to the Company and encourage them to acquire a proprietary interest in the Company and (2) to align the interests of officers and key employees with those of shareholders of the Company.

1.2	Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:

1.2.1 “Acquisition Awards” has the meaning set forth in Section 1.6.1.

1.2.2 “Award” means an award made pursuant to the Plan.

1.2.3 “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee), executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

1.2.4 “Board” means the Board of Directors of Orion.

1.2.5 “Business Combination” has the meaning provided in the definition of Change in Control.

1.2.6 “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.

1.2.7 “Change in Control” means, except in connection with any initial public offering of the Common Stock, the occurrence of any of the following events:

(a) during any period of not more than twenty-four (24) months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Orion in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Orion as a result of (and at the behest of the person who initiated) an actual or publicly threatened election contest with respect to directors or as a result of (and at the behest of the person who initiated) any other actual or publicly threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b) any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Orion representing 30% or more of the combined voting power of Orion’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of an acquisition of Company Voting Securities: (A) by Orion or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by Orion or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition);

(c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Orion that requires the approval of Orion’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) shall be deemed to be a “Non-Qualifying Transaction”);

(d) the consummation of a sale of all or substantially all of the Company’s assets (other than to an affiliate of the Company); or

(e) the shareholders of Orion approve a plan of complete liquidation or dissolution of Orion.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by Orion such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.

1.2.8 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

1.2.9 “Committee” has the meaning set forth in Section 1.3.1.

1.2.10 “Common Stock” means the common shares of the Company, having no par value, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

1.2.11 “Company” means Orion and any Subsidiary and any successor entity.

1.2.12 “Company Voting Securities” has the meaning provided in the definition of Change in Control.

1.2.13 “Consent” has the meaning set forth in Section 3.3.2.

1.2.14 “Consultant” means any individual (other than a non-employee director of Orion), corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to Orion or any Subsidiary.

1.2.15 “Covered Person” has the meaning set forth in Section 1.3.4.

1.2.16 “Director” means a member of the Board.

1.2.17 “Effective Date” has the meaning set forth in Section 3.23.

1.2.18 “Employee” means an employee of Orion or any Subsidiary, but not including a non-employee director of Orion.

1.2.19 “Employment” means a Grantee’s performance of services for Orion or any Subsidiary, as determined by the Committee. The terms “employ” and “employed” will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee’s leave of absence results in a termination of Employment, (b) whether and when a change in a Grantee’s association with Orion or any Subsidiary results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee’s Employment being terminated will include both voluntary and involuntary terminations.

1.2.20 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.21 “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

1.2.22 “Grantee” means an Employee or Consultant who receives an Award.

1.2.23 “Incentive Stock Option” means a stock option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

1.2.24 “Incumbent Directors” has the meaning provided in the definition of Change in Control.

1.2.25 “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.

1.2.26 “Orion” means Orion Engineered Carbons S.A.

1.2.27 “Plan” has the meaning set forth in Section 1.1.

1.2.28 “Plan Action” will have the meaning set forth in Section 3.3.1.

1.2.29 “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

1.2.30 “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.31 “Share Limit” has the meaning set forth in Section 1.6.1.

1.2.32 “Shares” means shares of Common Stock.

1.2.33 “Subsidiary” means any corporation, partnership, limited liability company or other legal entity of which Orion, directly or indirectly, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests.

1.2.34 “Surviving Entity” has the meaning provided in the definition of Change in Control.

1.2.35 “Ten Percent Shareholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of Orion and of any Subsidiary or parent corporation of Orion.

1.2.36 “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.3	Administration

1.3.1 The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a) exercise all of the powers granted to it under the Plan;

(b) construe, interpret and implement the Plan and all Award Agreements;

(c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;

(d) make all determinations necessary or advisable in administering the Plan;

(e) correct any defect, supply any omission and reconcile any inconsistency in the Plan;

(f) amend the Plan to reflect changes in applicable law;

(g) grant Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards;

(h) amend any outstanding Award Agreement in any respect, including, without limitation, to

(1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(2) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(3) waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions, or

(4) reflect a change in the Grantee’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and

(i) determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14,

(1) Awards may be

(A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),

(B) exercised, or

(C) canceled, forfeited or suspended,

(2) Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,

(3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,

(4) Awards may be settled by Orion, any of its Subsidiaries or affiliates or any of their designees, and

(5) Subject to compliance with the provisions of Section 3.1.3 (relating to required stockholder approval), the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset.

1.3.2 Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members, and delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

1.3.3 Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

1.3.4 No Director or Employee (each such person, a “Covered Person”) will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by Orion against and from:

(a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith; and

(b) any and all amounts paid by such Covered Person, with Orion’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that Orion will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once Orion gives notice of its intent to assume the defense, Orion will have sole control over such defense with counsel of Orion’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Orion’s Articles of Association, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that Orion may have to indemnify such persons or hold them harmless.

1.4	Persons Eligible for Awards

Awards under the Plan may be made to current or prospective Employees or, solely with respect to their final year of service, former Employees and to Consultants.

1.5	Types of Awards Under Plan

Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:

(a) stock options;

(b) stock appreciation rights;

(c) restricted shares;

(d) restricted stock units;

(e) dividend equivalent rights; and

(f) other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6	Shares of Common Stock Available for Awards

1.6.1 Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan shall be ~~4,000,000~~2,000,000 (the “Share Limit”). Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of shares that may be granted under the Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements. No grants under the Plan shall be made at any time when (i) the authorized share capital of the Company or (ii) the distributable funds of the Company as determined in accordance with the laws of the Grand Duchy of Luxembourg are not sufficiently high in order to issue the number of Shares to be granted.

1.6.2 Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement shall be available for future grants of Awards under the Plan and shall be added back in the same number of Shares as were deducted in respect of the grant of such Award. In the event that tax withholding obligations from an Award other than a stock option or stock appreciation right are satisfied by the withholding or tendering of shares of Common Stock, the shares so withheld or tendered shall be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

1.6.3 Adjustments. The Committee will (a) adjust the number of Shares authorized pursuant to Section 1.6.1, (b) adjust the number of Shares set forth in Section 2.3.2 that can be issued through Incentive Stock Options and (c) adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment shall be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.

ARTICLE II

AWARDS UNDER THE PLAN

2.1	Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	No Rights as a Shareholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a shareholder of Orion with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.

2.3	Options

2.3.1 Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.3.2 Incentive Stock Options. At the time of grant, the Committee will determine:

(a) whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option and

(b) the number of Shares subject to such Incentive Stock Option; provided, however, that

(1) the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any calendar year (under all such plans of Orion and of any Subsidiary or parent corporation of Orion affiliate) will not exceed $100,000 and

(2) no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.

The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. No more than ~~4,000,000~~2,000,000 Shares (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan shall be issued through Incentive Stock Options.

2.3.3 Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value). Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock options.

2.3.4 Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 5 years) from the date on which the stock option is granted.

2.3.5 Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.

To exercise a stock option, the Grantee must give written notice to Orion specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:

(a) personal check,

(b) Shares, based on the Fair Market Value as of the exercise date,

(c) any other form of consideration approved by the Company and permitted by applicable law, and

(d) any combination of the foregoing.

The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Orion on terms acceptable to Orion with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.4	Stock Appreciation Rights

2.4.1 Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.4.2 Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock appreciation rights.

2.4.3 Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

2.4.4 Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.

To exercise a stock appreciation right, the Grantee must give written notice to Orion specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:

(a) the excess of:

(1) the Fair Market Value of the Common Stock on the date of exercise over

(2) the exercise price of such stock appreciation right multiplied by

(b) the number of stock appreciation rights exercised that will be delivered to the Grantee.

Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Orion on terms acceptable to Orion with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.5	Restricted Shares

2.5.1 Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a shareholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by Orion or its designated agent until the time the restrictions lapse.

2.5.2 Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be paid to the relevant Grantee.

2.6	Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Orion, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.7	Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Orion until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

2.8	Other Stock-Based or Cash-Based Awards

The Committee may grant other types of equity-based, equity-related or cash-based Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee may determine (including, without limitation, the achievement of performance goals). Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.9	Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award.

ARTICLE III

MISCELLANEOUS

3.1	Amendment of the Plan

3.1.1 Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.6, no such amendment shall materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.6, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.

3.1.2 Unless otherwise determined by the Board, and subject to Section 3.1.3, shareholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require shareholder approval under Section 422 of the Code will be effective without the approval of the shareholders of Orion.

3.1.3 Notwithstanding anything in the Plan or any Award Agreement to the contrary, without stockholder approval, except as otherwise permitted under Section 1.6.3, (i) no amendment or modification of the Plan or an Award Agreement may reduce the exercise price of any stock option or the strike price of any stock appreciation right, (ii) no outstanding stock option or stock appreciation right may be cancelled and replaced with a new stock option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other Award or cash in a manner which would be reportable on the Company’s proxy statement as stock options or stock appreciation rights which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act) and (iii) neither the Board nor the Committee may take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any applicable stock exchange on which the securities of the Company are listed.

3.2	Tax Withholding

Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act tax),

(a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),

(b) the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise), or

(c) the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.

3.3	Required Consents and Legends

3.3.1 If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action, a “Plan Action”), then, subject to Section 3.14, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2 The term “Consent” as used in this Article III with respect to any Plan Action includes:

(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States;

(b) any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made;

(c) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency;

(d) any and all consents by the Grantee to:

(1) the Company’s supplying to any third-party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,

(2) the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award,

(3) the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan, and

(e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.

3.4	Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

3.5	Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6	Change in Control

3.6.1 The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the exercisability of, or the lapse of restrictions or deemed satisfaction of performance goals with respect to, any outstanding Awards.

3.6.2 In the event of a Change in Control, a Grantee’s Award shall be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing; or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

3.7	Right of Discharge Reserved

Neither the grant of an Award nor any provision in the Plan or in any Award Agreement will confer upon any Grantee the right to continued Employment, or other engagement, by Orion or any Subsidiary or affect any right which Orion or any Subsidiary may have to terminate or alter the terms and conditions of such Employment or other engagement.

3.8	Nature of Payments

3.8.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for Orion or any Subsidiary by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2 All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9	Non-Uniform Determinations

3.9.1 The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.

3.9.2 To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (i) establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (ii) cause Orion to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.

3.10	Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11	Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12	Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that, in any case, the Plan will terminate on the day before the 10th anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13	Clawback/Recapture Policy

Awards under the Plan shall be subject to the clawback or recapture policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.14	Section 409A

3.14.1 All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.

3.14.2 Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(a) any payment due upon a Grantee’s termination of employment shall be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;

(b) any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) shall be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(c) to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(d) with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(e) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment;

(f) if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and

(g) for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Orion, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.15	Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.16	Choice of Forum

3.16.1 THE COMPANY AND EACH GRANTEE, AS A CONDITION TO SUCH GRANTEE’S PARTICIPATION IN THE PLAN, HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THE PLAN. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Plan.

3.16.2 The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan (a) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (b) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (c) undertake not to commence any action arising out of or relating to or concerning this Plan in any forum other than the forum described in this Section 3.16 and (d) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Company and each Grantee.

3.17	Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.18	Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

3.19	No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.20	No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

3.21	Successors and Assigns of the Company

The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.

3.22	Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.23	Date of Adoption and Approval of Shareholders

The Plan was adopted by the Board on ~~March 9~~May 30, 2023 (the “Effective Date”) and is effective from such date, provided that the Plan is approved by the stockholders at the 2023 Annual Meeting of the Company.

APPENDIX D

ORION ENGINEERED CARBONS S.A.

2023 NON-EMPLOYEE DIRECTOR PLAN

i

Table of Contents

(Continued)

		Page
3.18	Waiver of Claims	19
3.19	No Liability With Respect to Tax Qualification or Adverse Tax Treatment	19
3.20	No Third-Party Beneficiaries	20
3.21	Successors and Assigns of the Company	20
3.22	Waiver of Jury Trial	20
3.23	Date of Adoption and Approval of Shareholders	20

ii

ORION ENGINEERED CARBONS S.A.

2023 NON-EMPLOYEE DIRECTOR PLAN

ARTICLE I

GENERAL

1.1	Purpose

The purpose of the Orion Engineered Carbons S.A. 2023 Non-Employee Director Plan (as amended from time to time, the “Plan”) is to (1) attract, retain and motivate non-employee directors of the Board of Directors of Orion Engineered Carbons S.A. (each such director, a “Non-Employee Director”); (2) align the interests of Non-Employee Directors with the Company’s shareholders; and (3) promote ownership of the Company’s equity.

1.2	Definitions of Certain Terms

For purposes of this Plan, the following terms have the meanings set forth below:

1.2.1 “Award” means an award made pursuant to the Plan.

1.2.2 “Award Agreement” means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee), executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

1.2.3 “Board” means the Board of Directors of Orion.

1.2.4 “Business Combination” has the meaning provided in the definition of Change in Control.

1.2.5 “Certificate” means a stock certificate (or other appropriate document or evidence of ownership) representing Shares.

1.2.6 “Change in Control” means, except in connection with any initial public offering of the Common Stock, the occurrence of any of the following events:

(a) during any period of not more than twenty-four (24) months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of Orion in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of Orion as a result of (and at the behest of the person who initiated) an actual or publicly threatened election contest with respect to directors or as a result of (and at the behest of the person who initiated) any other actual or publicly threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b) any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Orion representing 30% or more of the combined voting power of Orion’s then-outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of an acquisition of Company Voting Securities: (A) by Orion or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by Orion or any Subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities or (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) of this definition);

(c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving Orion that requires the approval of Orion’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this paragraph (c) shall be deemed to be a “Non-Qualifying Transaction”);

(d) the consummation of a sale of all or substantially all of the Company’s assets (other than an affiliate of the Company); or

(e) the shareholders of Orion approve a plan of complete liquidation or dissolution of Orion.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by Orion such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.

1.2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

1.2.8 “Committee” has the meaning set forth in Section 1.3.1.

1.2.9 “Common Stock” means the common shares of the Company, having no par value, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

1.2.10 “Company” means Orion and any Subsidiary and any successor entity.

1.2.11 “Company Voting Securities” has the meaning provided in the definition of Change in Control.

1.2.12 “Consent” has the meaning set forth in Section 3.3.2.

1.2.13 “Covered Person” has the meaning set forth in Section 1.3.4.

1.2.14 “Effective Date” has the meaning set forth in Section 3.23.

1.2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.16 “Fair Market Value” means, with respect to a Share, the closing price reported for the Common Stock on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

1.2.17 “Grantee” means a Non-Employee Director who receives an Award.

1.2.18 “Incumbent Directors” has the meaning provided in the definition of Change in Control.

1.2.19 “Non-Employee Director” has the meaning set forth in Section 1.1.

1.2.20 “Non-Qualifying Transaction” has the meaning provided in the definition of Change in Control.

1.2.21 “Orion” means Orion Engineered Carbons S.A.

1.2.22 “Plan” has the meaning set forth in Section 1.1.

1.2.23 “Plan Action” will have the meaning set forth in Section 3.3.1.

1.2.24 “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

1.2.25 “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

1.2.26 “Share Limit” has the meaning set forth in Section 1.6.1.

1.2.27 “Shareholder Approval Limit” means the aggregate euro amount of compensation approved by the Company’s shareholders for payment to the Non-Employee Directors with respect to a period of time established by such shareholders in accordance with the laws of the Grand Duchy of Luxembourg.

1.2.28 “Shares” means shares of Common Stock.

1.2.29 “Subsidiary” means any corporation, partnership, limited liability company or other legal entity of which Orion, directly or indirectly, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests.

1.2.30 “Surviving Entity” has the meaning provided in the definition of Change in Control.

1.2.31 “Treasury Regulations” means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.3	Administration

1.3.1 The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the “Committee”) will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

(a) exercise all of the powers granted to it under the Plan;

(b) construe, interpret and implement the Plan and all Award Agreements;

(c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations;

(d) make all determinations necessary or advisable in administering the Plan;

(e) correct any defect, supply any omission and reconcile any inconsistency in the Plan;

(f) amend the Plan to reflect changes in applicable law;

(g) grant Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a separation from service on such Awards;

(h) amend any outstanding Award Agreement in any respect, including, without limitation, to

(1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(2) accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award),

(3) waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions, or

(4)	reflect a change in the Grantee’s circumstances (e.g., a change in position, duties or responsibilities); and

(i) determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.14,

~~(i)~~ (1) Awards may be

(A) settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement),

(B) exercised, or

(C) canceled, forfeited or suspended,

(2) Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee,

(3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards,

(4) Awards may be settled by Orion, any of its Subsidiaries or affiliates or any of their designees, and

(5) Subject to compliance with the provisions of Section 3.1.3 (relating to required stockholder approval), the exercise price for any stock option or stock appreciation right may be reset.

1.3.2 Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members, and delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. Except as specifically provided to the contrary, references to the Committee include any administrative group, individual or individuals to whom the Committee has delegated its duties and powers.

1.3.3 Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

1.3.4 No member of the Board or regular, active employee and/or a prospective employee of Orion or any Subsidiary (each such person, a “Covered Person”) will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by Orion against and from:

(a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith; and

(b) any and all amounts paid by such Covered Person, with Orion’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that Orion will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once Orion gives notice of its intent to assume the defense, Orion will have sole control over such defense with counsel of Orion’s choice.

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Orion’s Articles of Association, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that Orion may have to indemnify such persons or hold them harmless.

1.4	Persons Eligible for Awards

Awards under the Plan may be made to Non-Employee Directors.

1.5	Types of Awards Under Plan

Awards may be made under the Plan in the form of cash-based or stock-based Awards. Stock-based Awards may be in the form of any of the following, in each case in respect of Common Stock:

(a) stock options;

(b) stock appreciation rights;

(c) restricted shares;

(d) restricted stock units;

(e) dividend equivalent rights; and

(f) other equity-based or equity-related Awards (as further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6	Shares of Common Stock Available for Awards

1.6.1 Common Stock Subject to the Plan. Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan shall be ~~1,000,000~~500,000 (the “Share Limit”). Aggregate Awards to Non-Employee Directors solely with respect to their service as Non-Employee Directors may not exceed the Shareholder Approval Limit in effect at any time based on the aggregate value of cash Awards and Fair Market Value of stock-based Awards, in each case, determined as of the date of grant. No grants under the Plan shall be made at any time when (i) the authorized share capital of the Company or (ii) the distributable funds of the Company as determined in accordance with the laws of the Grand Duchy of Luxembourg are not sufficiently high in order to issue the number of Shares to be granted.

1.6.2 Replacement of Shares. Shares subject to an Award that is forfeited (including any restricted shares repurchased by the Company at the same price paid by the Grantee so that such Shares are returned to the Company), expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement shall be available for future grants of

Awards under the Plan and shall be added back in the same number of Shares as were deducted in respect of the grant of such Award. In the event that tax withholding obligations from an Award other than a stock option or stock appreciation right are satisfied by the withholding or tendering of shares of Common Stock, the shares so withheld or tendered shall be added back in the same number of Shares as were deducted in respect of the grant of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

1.6.3 Adjustments. The Committee will (a) adjust the number of Shares authorized pursuant to Section 1.6.1 and (b) adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split-up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment shall be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code.

ARTICLE II

AWARDS UNDER THE PLAN

2.1	Agreements Evidencing Awards

Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.14, in substitution for or satisfaction of any other Award or Awards granted under the Plan or any award granted under any other plan of the Company. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2	No Rights as a Shareholder

No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a shareholder of Orion with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee’s ownership of such Shares.

2.3	Options

2.3.1 Grant. Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.3.2 Exercise Price. The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of a share of Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock options.

2.3.3 Term of Stock Option. In no event will any stock option be exercisable after the expiration of 10 years from the date on which the stock option is granted.

2.3.4 Vesting and Exercise of Stock Option and Payment for Shares. A stock option may vest and be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any Shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option.

To exercise a stock option, the Grantee must give written notice to Orion specifying the number of Shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, which may include:

(a) personal check,

(b) Shares, based on the Fair Market Value as of the exercise date,

(c) any other form of consideration approved by the Company and permitted by applicable law, and

(d) any combination of the foregoing.

The Committee may also make arrangements for the cashless exercise of a stock option. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Orion on terms acceptable to Orion with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. If a Grantee so requests, Shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.4	Stock Appreciation Rights

2.4.1 Grant. Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

2.4.2 Exercise Price. The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the New York Stock Exchange on the date of grant of the Award of stock appreciation rights.

2.4.3 Term of Stock Appreciation Right. In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

2.4.4 Vesting and Exercise of Stock Appreciation Right and Delivery of Shares. Each stock appreciation right may vest and be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable vesting date may be exercised thereafter at any time before the final expiration of the stock appreciation right.

To exercise a stock appreciation right, the Grantee must give written notice to Orion specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, Shares, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to:

(a) the excess of:

(1)	the Fair Market Value of the Common Stock on the date of exercise over

(2)	the exercise price of such stock appreciation right multiplied by

(b) the number of stock appreciation rights exercised that will be delivered to the Grantee.

Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may, in its sole discretion, deem necessary or desirable to effect or assure compliance by Orion on terms acceptable to Orion with the provisions of the Securities Act, the Exchange Act and any other applicable legal requirements. If a Grantee so requests, Shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

2.5	Restricted Shares

2.5.1 Grants. The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a shareholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by Orion or its designated agent until the time the restrictions lapse.

2.5.2 Right to Vote and Receive Dividends on Restricted Shares. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be paid to the relevant Grantee.

2.6	Restricted Stock Units

The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Orion, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.7	Dividend Equivalent Rights

The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Orion until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate (subject to compliance with Section 409A of the Code), the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

2.8	Other Stock-Based or Cash-Based Awards

The Committee may grant other types of equity-based, equity-related or cash-based Awards (including retainers and meeting-based fees and the grant or offer for sale of unrestricted shares of Common Stock), in such amounts and subject to such terms and conditions as the Committee may determine (including, without limitation, the achievement of performance goals). Such Awards may entail the transfer of actual Shares to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

2.9	Repayment If Conditions Not Met

If the Committee determines that all terms and conditions of the Plan and a Grantee’s Award Agreement were not satisfied, and that the failure to satisfy such terms and conditions is material, then the Grantee will be obligated to pay the Company immediately upon demand therefor, (a) with respect to a stock option and a stock appreciation right, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the Shares that were delivered in respect of such exercised stock option or stock appreciation right, as applicable, over the exercise price paid therefor, (b) with respect to restricted shares, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares and (c) with respect to restricted stock units, an amount equal to the Fair Market Value (determined at the time of delivery) of the Shares delivered with respect to the applicable delivery date, in each case with respect to clauses (a), (b) and (c) of this Section 2.9, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such Award

ARTICLE III

MISCELLANEOUS

3.1	Amendment of the Plan

3.1.1 Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3, 1.6.3 and 3.6, no such amendment shall materially adversely impair the rights of the Grantee of any Award without the Grantee’s consent. Subject to Sections 1.3, 1.6.3 and 3.6, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee’s consent.

3.1.2 Unless otherwise determined by the Board, and subject to Section 3.1.3, shareholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.

3.1.3 Notwithstanding anything in the Plan or any Award Agreement to the contrary, without stockholder approval, except as otherwise permitted under Section 1.6.3, (i) no amendment or modification of the Plan or an Award Agreement may reduce the exercise price of any stock option or the strike price of any stock appreciation right, (ii) no outstanding stock option or stock appreciation right may be cancelled and replaced with a new stock option or stock appreciation right (with a lower exercise price or strike price, as the case may be) or other Award or cash in a manner which would be reportable on the Company’s proxy statement as stock options or stock appreciation rights which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act) and (iii) neither the Board nor the Committee may take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any applicable stock exchange on which the securities of the Company are listed.

3.2	Tax Withholding

Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any Shares, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, the Federal Insurance Contributions Act tax),

(a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including Shares otherwise deliverable),

(b) the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise), or

(c) the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum amounts of such taxes required by law to be withheld.

3.3	Required Consents and Legends

3.3.1 If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action, a “Plan Action”), then, subject to Section 3.14, such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing Shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

3.3.2 The term “Consent” as used in this Article III with respect to any Plan Action includes:

(a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States;

(b) any and all written agreements and representations by the Grantee with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made;

(c) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency;

(d) any and all consents by the Grantee to:

(1) the Company’s supplying to any third-party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan,

(2) the Company’s deducting amounts from the Grantee’s wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee’s behalf to satisfy certain withholding and other tax obligations in connection with an Award,

(3) the Company’s imposing sales and transfer procedures and restrictions and hedging restrictions on Shares delivered under the Plan, and

(e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the Shares on any securities exchange.

3.4	Right of Offset

The Company will have the right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

3.5	Nonassignability; No Hedging

Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6	Change in Control

3.6.1 The Committee may provide in any Award Agreement for provisions relating to a Change in Control, including, without limitation, the acceleration of the exercisability of, or the lapse of restrictions or deemed satisfaction of performance goals with respect to, any outstanding Awards.

3.6.2 In the event of a Change in Control, a Grantee’s Award shall be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of directorship within a specified period after a Change in Control) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Committee) after closing; or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this Section 3.6.2 may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

3.7	Right of Discharge Reserved

Neither the grant of an Award nor any provision in the Plan or in any Award Agreement will (1) confer upon any Grantee the right to remain in the service of Orion as a Non-Employee Director or affect any right which Orion or any Subsidiary may have to terminate or alter the terms and conditions of such service or (2) create any obligation on behalf of the Board to nominate any Non-Employee Director for re-election to the Board by Orion’s shareholders.

3.8	Nature of Payments

3.8.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for Orion or any Subsidiary by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole Shares will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

3.8.2 All such grants and deliveries of Shares, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee, will not entitle the Grantee to the grant of any future Awards and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9	Non-Uniform Determinations

3.9.1 The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s has separated from service for purposes of the Plan.

3.9.2 To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, in its sole discretion and without amending the Plan, (i) establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules and (ii) cause Orion to enter into an agreement with any local Subsidiary pursuant to which such Subsidiary will reimburse the Company for the cost of such equity incentives.

3.10	Other Payments or Awards

Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11	Plan Headings

The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12	Termination of Plan

The Board reserves the right to terminate the Plan at any time; provided, however, that, in any case, the Plan will terminate on the day before the 10th anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.13	Clawback/Recapture Policy

Awards under the Plan shall be subject to the clawback or recapture policy, if any, that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.14	Section 409A

3.14.1 All Awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.

3.14.2 Without limiting the generality of Section 3.14.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(a) any payment due upon a Grantee’s ceasing to provide services to the Company shall be paid only upon such Grantee’s separation from service from the Company within the meaning of Section 409A;

(b) any payment to be made with respect to such Award in connection with the Grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) shall be delayed until six months after the Grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(c) to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(d) with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(e) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment;

(f) if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and

(g) for purposes of determining whether the Grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Orion, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.15	Governing Law

THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.16	Choice of Forum

3.16.1 THE COMPANY AND EACH GRANTEE, AS A CONDITION TO SUCH GRANTEE’S PARTICIPATION IN THE PLAN, HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THE PLAN. The Company and each Grantee, as a condition to such Grantee’s participation in the Plan, acknowledge that the forum designated by this Section 3.16.1 has a reasonable relation to the Plan and to the relationship between such Grantee and the Plan.

3.16.2 The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee’s participation in the Plan (a) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (b) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.16.1, (c) undertake not to commence any action arising out of or relating to or concerning this Plan in any forum other than the forum described in this Section 3.16 and (d) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Company and each Grantee

3.17	Severability; Entire Agreement

If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.18	Waiver of Claims

Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

3.19	No Liability With Respect to Tax Qualification or Adverse Tax Treatment

Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable to a Grantee on account of an Award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.20	No Third-Party Beneficiaries

Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

3.21	Successors and Assigns of the Company

The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 3.6.

3.22	Waiver of Jury Trial

EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.23	Date of Adoption and Approval of Shareholders

The Plan was adopted by the Board on ~~March 9~~May 30, 2023 (the “Effective Date”) and is effective from such date, provided that the Plan is approved by the stockholders at the 2023 Annual Meeting of the Company.